    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 20, 2000

                                                           REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            LAMAR ADVERTISING COMPANY
             (Exact Name of Registrant as Specified in its Charter)

                 DELAWARE                                  72-1449411
       (State or other jurisdiction                     (I.R.S. Employer
    of incorporation or organization)                Identification Number)

                            5551 CORPORATE BOULEVARD
                          BATON ROUGE, LOUISIANA 70808
                                 (225) 926-1000
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              KEVIN P. REILLY, JR.
                             CHIEF EXECUTIVE OFFICER
                            LAMAR ADVERTISING COMPANY
                            5551 CORPORATE BOULEVARD
                          BATON ROUGE, LOUISIANA 70808
                                 (225) 926-1000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 with a copy to:

                              STANLEY KELLER, ESQ.
                               PALMER & DODGE LLP
                                ONE BEACON STREET
                           BOSTON, MASSACHUSETTS 02108
                                 (617) 573-0100

        Approximate date of commencement of proposed sale to the public:

   FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.



If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

                                                                   PROPOSED MAXIMUM        PROPOSED MAXIMUM
     TITLE OF SECURITIES TO BE                AMOUNT TO BE             OFFERING           AGGREGATE OFFERING         AMOUNT OF
            REGISTERED                         REGISTERED          PRICE PER UNIT(1)         PRICE(2)(3)          REGISTRATION FEE
Debt Securities of Lamar Advertising
Company (the "Company")(3)

Guarantees of Co-Registration of Debt
Securities(4)

Preferred Stock, $.001 par value, of
the Company

Class A Common Stock, $.001 par
value, of the Company

Warrants of the Company

Total for Securities Being Registered
for the Account of the Registrant(5)         $537,500,000(6)             100%                $537,500,000(6)         $141,900

(1) The proposed maximum offering price per unit of the securities being registered for the account of the Registrant will be determined from time to time by the Registrant in connection with the issuance by the Registrant of the securities registered hereunder.

(2) The proposed maximum aggregate offering price of the securities being registered for the account of the Registrant has been estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act. Rule 457(o) permits the registration fee to be calculated on the basis of the maximum offering price of all of the securities listed and, therefore, the table does not specify by each class information as to the amount to be registered, the maximum offering price per unit or the proposed maximum aggregate offering price.

(3) If any Debt Securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate initial offering price not to exceed $537,500,000.

(4) No separate consideration will be received from purchasers of Debt Securities with respect to these Guarantees and, therefore, no registration fee is attributable to the Guarantees of the Debt Securities.

(5) In no event will the aggregate offering price of all securities issued from time to time by the Registrant for its own account pursuant to this Registration Statement exceed $537,500,000 or the equivalent thereof in one or more foreign currencies, foreign currency units or composite currencies. The aggregate amount of Lamar Class A common stock registered hereunder for the account of the Registrant is further limited to that which is permissible under Rule 415(a)(4) under the Securities Act. The securities registered hereunder may be sold separately or as units with other securities registered hereby.

(6) Does not include securities having an aggregate maximum offering price equal to $212,500,000 eligible to be sold under the Registrant's Registration Statement on Form S-3 (No. 333-71929), which are being carried forward to this Registration Statement. The amount of the filing fee associated with such securities, which was previously paid in connection with the earlier registration statement, was $59,075.


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement relates to $537,500,000 of securities registered hereby and to the $212,500,000 of securities remaining unsold under the Registration Statement on Form S-3 (No. 71929) previously filed by the Registrant.

                             TABLE OF CO-REGISTRANTS

                                                                    STATE OR OTHER
                                                                    JURISDICTION OF                   IRS EMPLOYER
EXACT NAME OF REGISTRANT                                           INCORPORATION OR                  IDENTIFICATION
AS SPECIFIED IN ITS CHARTER                                          ORGANIZATION                        NUMBER
---------------------------                                        ----------------                  --------------
Lamar Media Corp.                                                       Delaware                       72-1205791
Interstate Logos, Inc.                                                  Delaware                       72-1230862
American Signs, Inc.                                                   Washington                      91-1642046
Canadian TODS Limited                                             Nova Scotia, Canada                      n/a
Colorado Logos, Inc.                                                    Colorado                       84-1480715
Delaware Logos, LLC                                                     Delaware                       51-0392715
Dowling Company, Incorporated                                           Virginia                       54-0787845
Florida Logos, Inc.                                                     Florida                        65-0671887
Hardin Development Corporation                                          Florida                        59-3194679
Kansas Logos, Inc.                                                       Kansas                        48-1187701
Kentucky Logos, LLC                                                     Kentucky                   application pending
Lamar Advertising of Ashland, Inc.                                      Kentucky                       61-1071047
Lamar Advertising of Colorado Springs, Inc.                             Colorado                       72-0931093
Lamar Advertising of Kentucky, Inc.                                     Kentucky                       61-1306385
Lamar Advertising of Michigan, Inc.                                     Michigan                       38-3376495
Lamar Advertising of South Dakota, Inc.                               South Dakota                     46-0446615
Lamar Advertising of West Virginia, Inc.                             West Virginia                     55-0670806
Lamar Advertising of Youngstown, Inc.                                   Delaware                       23-2669670
Lamar Air, L.L.C.                                                      Louisiana                       72-1277136
Lamar Electrical, Inc.                                                 Louisiana                       72-1392115
Lamar Martin Corporation                                                Delaware                       75-2779598
Lamar MW Sign Corporation                                               Delaware                       75-2779602
Lamar Nevada Sign Corporation                                           Delaware                       75-2788530
Lamar OCI North Corporation                                             Delaware                       38-2885263
Lamar OCI South Corporation                                           Mississippi                      64-0520092
Lamar Outdoor Corporation                                               Delaware                       75-2779605
Lamar Pensacola Transit, Inc.                                           Florida                        59-3391978
Lamar Robinson, Inc.                                                    Missouri                       43-1078044
Lamar Tennessee, L.L.C.                                                Tennessee                       72-1309007
Lamar Texas General Partner, Inc.                                      Louisiana                       72-1309003
Lamar Texas Limited Partnership                                          Texas                         72-1309005
Lamar West L.P.                                                        California                      77-0058488
Lamar Whiteco Outdoor Corporation                                       Delaware                       75-2783296
Lindsay Outdoor Advertising, Inc.                                      California                      13-3418863
Michigan Logos, Inc.                                                    Michigan                       38-3071362
Minnesota Logos, Inc.                                                  Minnesota                       41-1800355
Missouri Logos, LLC                                                     Missouri                       72-1485587
Nebraska Logos, Inc.                                                    Nebraska                       72-1137877
Nevada Logos, Inc.                                                       Nevada                        88-0373108
New Mexico Logos, Inc.                                                 New Mexico                      85-0446801
Ohio Logos, Inc.                                                          Ohio                         72-1148212
Outdoor Promotions West, LLC                                            Delaware                       22-3598746
Parsons Development Company                                             Florida                        59-3500218
Revolution Outdoor Advertising, Inc.                                    Florida                        59-3418650
Scenic Outdoor Marketing & Consulting, Inc.                            California                      77-0170717
South Carolina Logos, Inc.                                           South Carolina                    58-2152628
Tennessee Logos, Inc.                                                  Tennessee                       62-1649765
Texas Logos, Inc.                                                        Texas                         76-0381679
TLC Properties II, Inc.                                                  Texas                         72-1336624

                                                                    STATE OR OTHER
                                                                    JURISDICTION OF                   IRS EMPLOYER
EXACT NAME OF REGISTRANT                                           INCORPORATION OR                  IDENTIFICATION
AS SPECIFIED IN ITS CHARTER                                          ORGANIZATION                        NUMBER
---------------------------                                        ----------------                  --------------
TLC Properties, Inc.                                                   Louisiana                       72-0640751
TLC Properties, L.L.C.                                                 Louisiana                       72-1417495
Transit America Las Vegas, L.L.C.                                       Delaware                       88-0386243
Triumph Outdoor Holdings, LLC                                           Delaware                       13-3990438
Triumph Outdoor Louisiana, LLC                                          Delaware                       52-2122268
Triumph Outdoor Rhode Island, LLC                                       Delaware                       05-0500914
Utah Logos, Inc.                                                          Utah                         72-1148211
Virginia Logos, Inc.                                                    Virginia                       54-1763912
The Lamar Company, L.L.C.                                              Louisiana                       72-1462298
Lamar Advertising of Penn, LLC                                          Delaware                       72-1462301
Lamar Advertising of Louisiana, L.L.C.                                 Louisiana                       72-1462297
Lamar Florida, Inc.                                                     Florida                        72-1467178
Lamar Advan, Inc.                                                     Pennsylvania                     25-1736076
Lamar Advertising of Iowa, Inc.                                           Iowa                         42-1474840
Lamar T.T.R., L.L.C.                                                    Arizona                        86-0928767
Lamar Advertising of Macon, L.L.C.                                     Louisiana                       72-1465903
Outdoor West, Inc. of Tennessee                                         Georgia                        62-1187202
Outdoor West, Inc. of Georgia                                           Georgia                        58-1307725
Lamar Advertising of Texas, Inc.                                        Delaware                       76-0637519
Lamar Advantage GP Company, LLC                                         Delaware                       76-0637519
Lamar Advantage LP Company, LLC                                         Delaware                       76-0637519
Lamar Advantage Outdoor Company, L.P.                                   Delaware                       74-2841299
Lamar Advantage Holding Company                                         Delaware                       76-0619569
Lamar Ember, Inc.                                                        Texas                         74-2084401
Lamar Oklahoma Holding Company, Inc.                                    Oklahoma                       73-1474290
Lamar Advertising of Oklahoma, Inc.                                     Oklahoma                       73-1178474
Lamar Benches, Inc.                                                     Oklahoma                       73-1524386
Lamar I-40 West, Inc.                                                   Oklahoma                       73-1498886
Georgia Logos, L.L.C.                                                   Georgia                        72-1469485
Mississippi Logos, L.L.C.                                             Mississippi                      72-1469487
New Jersey Logos, L.L.C.                                               New Jersey                      72-1469048
Oklahoma Logos, L.L.C.                                                  Oklahoma                       72-1469103
Interstate Logos, L.L.C.                                               Louisiana                       72-1230862
Lamar Aztec, Inc.                                                       Michigan                       38-2547394
LC Billboard L.L.C.                                                     Delaware                       63-1692342
Lamar KYO, Inc.                                                       Mississippi                      64-0783931
Lamar Ohio Outdoor Holding Corp.                                          Ohio                         34-1597561
Stewart Advertising , Inc.                                              Colorado                       84-1403213
Lamar Springfield, Inc.                                                 New York                       04-1858480
Lamar Wright Poster Corp.                                             Pennsylvania                     25-1662338

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and Lamar Advertising Company is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED OCTOBER 20, 2000
PROSPECTUS

                                  $750,000,000

                            LAMAR ADVERTISING COMPANY
       DEBT SECURITIES, PREFERRED STOCK, CLASS A COMMON STOCK AND WARRANTS

         Lamar Advertising Company may offer to the public from time to time in one or more series or issuances:

         o debt securities consisting of debentures, notes or other evidences of indebtedness;

         o        shares of its preferred stock;

         o        shares of its Class A common stock; or

         o warrants to purchase Class A common stock, preferred stock or debt securities.

         Lamar Class A common stock trades on the Nasdaq National Market under the symbol "LAMR". Any Class A common stock sold by means of a prospectus supplement to this prospectus may be listed on the Nasdaq National Market.

         This prospectus provides you with a general description of the securities that we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read both this prospectus and any prospectus supplement together with additional information described under the heading "Where You Can Find More Information" beginning on page 3 of this prospectus before you make your investment decision.

         In this prospectus, "Lamar," "we," "us" and "our" refer to Lamar Advertising Company, excluding, unless the context otherwise requires, its subsidiaries.

         SEE RISK FACTORS BEGINNING ON PAGE 5 FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS IN THESE SECURITIES.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS OR ANY ACCOMPANYING PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         This prospectus may not be used to sell securities unless it is accompanied by a prospectus supplement.



                The date of this prospectus is           , 2000.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
WHERE YOU CAN FIND MORE INFORMATION..............................................................................3

BUSINESS OF LAMAR................................................................................................4

NOTE REGARDING FORWARD-LOOKING STATEMENTS........................................................................4

RISK FACTORS.....................................................................................................5

USE OF PROCEEDS.................................................................................................10

RATIO OF EARNINGS TO FIXED CHARGES AND PREFERRED STOCK DIVIDENDS................................................10

DESCRIPTION OF DEBT SECURITIES..................................................................................11

DESCRIPTION OF PREFERRED STOCK..................................................................................19

DESCRIPTION OF LAMAR CLASS A COMMON STOCK.......................................................................21

DESCRIPTION OF WARRANTS.........................................................................................22

PLAN OF DISTRIBUTION............................................................................................24

LEGAL MATTERS...................................................................................................25

EXPERTS.........................................................................................................25

                       WHERE YOU CAN FIND MORE INFORMATION

         Lamar Advertising and Lamar Media each file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Lamar Advertising's and Lamar Media's SEC filings are also available on the SEC's Website at "http://www.sec.gov." Copies of these materials can also be inspected and copied at the office of the Nasdaq National Market, 1735 K Street, N.W., Washington, D.C. 20006-1500.

         The SEC allows us to "incorporate by reference" information from other documents that we file with them, which means that we can disclose important information by referring to those documents. The information incorporated by reference is considered to be part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 prior to the sale of all the shares covered by this prospectus:

         o Annual Report on Form 10-K for the year ended December 31, 1999;

         o Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000;

         o Current Reports on Form 8-K filed on July 7, 1999, November 23, 1999, February 9, 2000, August 31, 2000, September 6, 2000
                  and October 17, 2000; and

         o The description of the Class A common stock contained in our Registration Statement on Form 8-A/A filed with the SEC on July 27, 1999.

         You may request a copy of these filings, at no cost, by writing or telephoning using the following contact information:

                              Shareholder Services
                            Lamar Advertising Company
                            5551 Corporate Boulevard
                              Baton Rouge, LA 70808
                                 (225) 926-1000

         You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information different from that contained in and incorporated by reference into this prospectus. We are offering to sell securities and soliciting offers to buy securities only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of securities offered by this prospectus.

                                BUSINESS OF LAMAR

         Lamar is one of the largest and most experienced owners and operators of outdoor advertising structures in the United States. We conduct a business that has operated under the Lamar name since 1902. As of September 30, 2000, we operated approximately 130,600 displays in 43 states. We also operate the largest logo sign business in the United States. Logo signs are signs located near highway exits which deliver brand name information on available gas, food, lodging and camping services. As of September 30, 2000, we maintained over 89,100 logo sign displays in 20 states. We also operate transit advertising displays on bus shelters, bus benches and buses in several markets.

         Our principal executive offices are located at 5551 Corporate Boulevard, Baton Rouge, Louisiana 70808 and our telephone number is (225) 926-1000.

                    NOTE REGARDING FORWARD-LOOKING STATEMENTS

         This prospectus, including documents incorporated by reference, contains "forward-looking statements." These are statements that relate to future periods and include statements about:

         o        our expected operating results;

         o        our market opportunities;

         o        our acquisition opportunities;

         o our ability to integrate successfully the operations of acquired assets and businesses;

         o        our ability to compete; and

         o        our stock price.

         Generally, the words "anticipates," "believes," "expects," "intends" and similar expressions identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. These risks, uncertainties and other important factors include, among others, those relating to: (1) our significant indebtedness; (2) our need for and ability to obtain additional funding for acquisitions or operations; (3) the integration of companies that we acquire and our ability to recognize cost savings or operating efficiencies as a result of these acquisitions; (4) the continued popularity of outdoor advertising; (5) the regulation of the outdoor advertising industry; (6) the risks and uncertainties described under the caption "Risk Factors" and (7) other factors described in the documents that we file from time with the SEC. See "Where You Can Find More Information." The forward-looking statements contained in this prospectus speak only as of the date of this prospectus.

                                  RISK FACTORS

         An investment in Class A common stock involves a number of risks. In deciding whether to invest, you should carefully consider the following factors, the information contained in this prospectus and the other information that we have referred you to. It is especially important to keep these risk factors in mind when you read forward-looking statements.

THE REQUIRED DISPOSITION OF SHARES OF OUR CLASS A COMMON STOCK CURRENTLY HELD BY CLEAR CHANNEL COMMUNICATIONS, INC. COULD CAUSE THE MARKET PRICE OF THE CLASS A COMMON STOCK TO DECLINE.

         A wholly-owned subsidiary of Clear Channel Communications, Inc. currently holds approximately 26 million shares of our Class A common stock formerly held by AMFM Inc. These shares represent approximately 34.8% of our Class A common stock and 28.4% of all our outstanding common stock as of September 30, 2000. Clear Channel must dispose of all of these shares prior to January 1, 2003 under the terms of a consent decree with the Department of Justice. The consent decree was issued in connection with the merger of AMFM Inc. with Clear Channel, which was subject to review and clearance by the Federal Trade Commission and U.S. Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, because Clear Channel is also in the outdoor advertising business. These shares were originally issued to a subsidiary of AMFM Inc. in connection with our acquisition of the Chancellor outdoor advertising business. This required disposition could adversely affect the market price of the Class A common stock.

OUR DEBT AGREEMENTS AND THOSE OF OUR WHOLLY-OWNED, DIRECT SUBSIDIARY LAMAR MEDIA CORP. CONTAIN COVENANTS AND RESTRICTIONS THAT CREATE THE POTENTIAL FOR DEFAULTS.

         The terms of the indenture relating to Lamar Advertising's outstanding notes, Lamar Media Corp.'s bank credit facility and the indentures relating to Lamar Media's outstanding notes restrict, among other things, the ability of Lamar Advertising and Lamar Media to:

         o        dispose of assets;

         o        incur or repay debt;

         o        create liens; and

         o        make investments.

         Lamar Media's ability to make distributions to Lamar Advertising is also restricted under the terms of these agreements.

         Under Lamar Media's bank credit facility we must maintain specified financial ratios and levels including:

         o        interest coverage;

         o        fixed charges ratio;

         o        senior debt ratios; and

         o        total debt ratios.

         If we fail to comply with these tests, the lenders have the right to cause all amounts outstanding under the bank credit facility to become immediately due. If this were to occur and the lenders decide to exercise their right to accelerate the indebtedness, it would create serious financial problems for us. Our ability to comply with these restrictions, and any similar restrictions in future agreements, depends on our operating performance. Because our performance is subject to prevailing economic, financial and business conditions and other factors that are beyond our control, we may be unable to comply with these restrictions in the future.

BECAUSE WE HAVE SIGNIFICANT FIXED PAYMENTS ON OUR DEBT, WE MAY LACK SUFFICIENT CASH FLOW TO OPERATE OUR BUSINESS AS WE HAVE IN THE PAST AND MAY NEED TO BORROW MONEY IN THE FUTURE TO MAKE THESE PAYMENTS AND OPERATE OUR BUSINESS.

         We have borrowed substantial amounts of money in the past and may borrow more money in the future. At September 30, 2000, Lamar Advertising Company had approximately $288 million of convertible notes outstanding. At September 30, 2000, Lamar Media had approximately $1,588 million of debt outstanding consisting of approximately $1,037 million in bank debt, $541 million in various series of senior subordinated notes of Lamar Media and $10 million in various other short-term and long-term debt of Lamar Media.

         A large part of our cash flow from operations must be used to make principal and interest payments on our debt. If our operations make less money in the future, we may need to borrow to make these payments. In addition, we finance most of our acquisitions through borrowings under Lamar Media's bank credit facility which presently has a total committed amount of $1.25 billion in term and revolving credit loans. At September 30, 2000, we had approximately $212 million available to borrow under this bank credit facility. Since our borrowing capacity under Lamar Media's bank credit facility is limited, we may not be able to continue to finance future acquisitions at our historical rate with borrowings under this bank credit facility. We may need to borrow additional amounts or seek other sources of financing to fund future acquisitions. We cannot guarantee that additional financing will be available or available on favorable terms. We also may need the consent of the banks under Lamar Media's bank credit facility, or the holders of other indebtedness, to borrow additional money.

OUR BUSINESS COULD BE HURT BY CHANGES IN ECONOMIC AND ADVERTISING TRENDS.

         We sell advertising space to generate revenues. A decrease in demand for advertising space could adversely affect our business. General economic conditions and trends in the advertising industry affect the amount of advertising space purchased. A reduction in money spent on our displays could result from:

         o        a general decline in economic conditions;

         o a decline in economic conditions in particular markets where we conduct business;

         o a reallocation of advertising expenditures to other available media by significant users of our displays; or

         o        a decline in the amount spent on advertising in general.

OUR OPERATIONS ARE IMPACTED BY THE REGULATION OF OUTDOOR ADVERTISING.

         Our operations are significantly impacted by federal, state and local government regulation of the outdoor advertising business.

         The federal government conditions federal highway assistance on states imposing location restrictions on the placement of billboards on primary and interstate highways. Federal laws also impose size, spacing and other limitations on billboards. Some states have adopted standards more restrictive than the federal requirements. Local governments generally control billboards as part of their zoning regulations. Some local governments have enacted ordinances which require removal of billboards by a future date. Others prohibit the construction of new billboards and the reconstruction of significantly damaged billboards, or allow new construction only to replace existing structures.

         Local laws which mandate removal of billboards at a future date often do not provide for payment to the owner for the loss of structures that are required to be removed. Some federal and state laws require payment of compensation in such circumstances. Local laws that require the removal of a billboard without compensation have been challenged in state and federal courts with conflicting results. Accordingly, we may not be successful in negotiating acceptable arrangements when our displays have been subject to removal under these types of local laws.

         Additional regulations may be imposed on outdoor advertising in the future. Legislation regulating the content of billboard advertisements has been introduced in Congress from time to time in the past. Additional regulations or changes in the current laws regulating and affecting outdoor advertising at the federal, state or local level may have a material adverse effect on our results of operations.

OUR CONTINUED GROWTH THROUGH ACQUISITIONS MAY BECOME MORE DIFFICULT AND INVOLVES COSTS AND UNCERTAINTIES.

         We have substantially increased our inventory of advertising displays through acquisitions. Our operating strategy involves making purchases in markets where we currently compete as well as in new markets. However, the following factors may affect our ability to continue to pursue this strategy effectively.

         o The outdoor advertising market has been consolidating, and this may adversely affect our ability to find suitable candidates for purchase.

         o We are also likely to face increased competition from other outdoor advertising companies for the companies or assets that we wish to purchase. Increased competition may lead to higher prices for outdoor advertising companies and assets and decrease those that we are able to purchase.

         o We do not know if we will have sufficient capital resources to make purchases, obtain any required consents from our lenders, or find acquisition opportunities with acceptable terms.

         o We must integrate newly acquired assets and businesses into our existing operations. From January 1, 2000 to September 30, 2000, we completed 70 transactions involving the purchase of complementary outdoor advertising assets. The process of integrating these acquisitions may result in unforeseen difficulties and could require significant time and attention from our management that would otherwise be directed at developing our existing business. Further, we cannot be certain that the benefits and cost savings that we anticipate from these purchases will develop.

WE FACE COMPETITION FROM LARGER AND MORE DIVERSIFIED OUTDOOR ADVERTISERS AND OTHER FORMS OF ADVERTISING THAT COULD HURT OUR PERFORMANCE.

         We cannot be sure that in the future we will compete successfully against the current and future forms of outdoor advertising and other media. The competitive pressure that we face could adversely affect our profitability or financial performance. Although we are the largest company focusing exclusively on outdoor advertising, we face competition from larger companies with more diversified operations which also include radio and other broadcast media. We also face competition from other forms of media, including television, radio, newspapers and direct mail advertising. We must also compete with an increasing variety of other out-of-home advertising media that include advertising displays in shopping centers, malls, airports, stadiums, movie theaters and supermarkets, and on taxis, trains and buses.

         In our logo sign business, we currently face competition for state-awarded service contracts from two other logo sign providers as well as local companies. Initially, we compete for state-awarded service contracts as they are privatized. Because these contracts expire after a limited time, we must compete to keep our existing contracts each time they are up for renewal.

IF OUR CONTINGENCY PLANS RELATING TO HURRICANES FAIL, THE RESULTING LOSSES COULD HURT OUR BUSINESS.

         Although we have developed contingency plans designed to deal with the threat posed to our advertising structures by hurricanes, we cannot guarantee that these plans will work. If these plans fail, significant losses could result.

         A significant portion of our structures is located in the Mid-Atlantic and Gulf Coast regions of the United States. These areas are highly susceptible to hurricanes during the late summer and early fall. In the past, we have incurred significant losses due to severe storms. These losses resulted from structural damage, overtime compensation, loss of billboards that could not be replaced under applicable laws and reduced occupancy because billboards were out of service.

         We have determined that it is not economical to obtain insurance against losses from hurricanes and other storms. Instead, we have developed contingency plans to deal with the threat of hurricanes. For example, we attempt to remove the advertising faces on billboards at the onset of a storm, when possible, which permits the structures to better withstand high winds during a storm. We then replace these advertising faces after the storm has passed. However, these plans may not be effective in the future and, if they are not, significant losses may result.

OUR LOGO SIGN CONTRACTS ARE SUBJECT TO STATE AWARD AND RENEWAL.

         A portion of our revenues and operating income come from our state-awarded service contracts for logo signs. We cannot predict what remaining states, if any, will start logo sign programs or convert state-run logo sign programs to privately operated programs. We compete with many other parties for new state-awarded service contracts for logo signs. Even when we are awarded a contract, the award may be challenged under state contract bidding requirements. If an award is challenged, we may incur delays and litigation costs.

         Generally, state-awarded logo sign contracts have a term, including renewal options, of ten to twenty years. States may terminate a contract early, but in most cases must pay compensation to the logo sign provider for early termination. Typically, at the end of the term of the contract, ownership of the structures is transferred to the state without compensation to the logo sign provider. Of our 20 logo sign contracts in place at September 30, 2000, two are subject to renewal in January and February 2001. We cannot guarantee that we will be able to obtain new logo sign contracts or renew our existing contracts. In addition, after we receive a new state-awarded logo contract, we generally incur significant start-up costs. We cannot guarantee that we will continue to have access to the capital necessary to finance those costs.

OUR OPERATIONS COULD BE AFFECTED BY THE LOSS OF KEY EXECUTIVES.

         Our success depends to a significant extent upon the continued services of our executive officers and other key management and sales personnel. Kevin P. Reilly, Jr., our Chief Executive Officer, our nine regional managers and the manager of our logo sign business, in particular, are essential to our continued success. Although we have designed our incentive and compensation programs to retain key employees, we have no employment contracts with any of our employees and none of our executive officers have signed non-compete agreements. We do not maintain key man insurance on our executives. If any of our executive officers or other key management and sales personnel stopped working with us in the future, it could have an adverse effect on our business.

WE HAVE A CONTROLLING STOCKHOLDER THAT CAN CONTROL ANY VOTES TO EXCLUSION OF THE OTHER HOLDERS OF CLASS A COMMON STOCK.

         Purchasers of Class A common stock under this prospectus will have no control over the management or business practices of the company.

         Kevin P. Reilly, Jr., Chief Executive Officer of Lamar Advertising, is the managing general partner of the Reilly Family Limited Partnership. On September 30, 2000 this partnership beneficially owned all of the outstanding shares of Class B common stock, which shares represented approximately 69% total voting power of the Lamar Advertising common stock as of September 30, 2000. As a result, Mr. Reilly, or his successor as managing general partner, controls the outcome of matters requiring a stockholder vote. These matters include electing directors, amending Lamar Advertising's certificate of incorporation or by-laws, adopting or preventing certain mergers or other similar transactions, such as a sale of substantially all of our assets. Mr. Reilly would also decide the outcome of transactions that could give the holders of the Class A common stock the opportunity to realize a premium over the then-prevailing market price for their shares.

         Further, subject to contractual restrictions and general fiduciary obligations, we are not prohibited from engaging in transactions with management or our principal stockholders or with entities in which members of management or Lamar Advertising's principal stockholders have an interest. Lamar Advertising's certificate of incorporation does not provide for cumulative voting in the election of directors and, consequently, the Reilly Family Limited Partnership can elect all the directors.

LAMAR ADVERTISING'S BY-LAWS AND CERTIFICATE OF INCORPORATION CONTAIN CERTAIN ANTI-TAKEOVER PROVISIONS THAT MAY MAKE IT HARDER TO REALIZE A PREMIUM OVER THE COMMON STOCK'S MARKET PRICE OR MAY AFFECT THE MARKET PRICE OF THE CLASS A COMMON STOCK.

         Provisions of Lamar Advertising's certificate of incorporation and by-laws may discourage a third party from offering to purchase Lamar Advertising. These provisions, therefore, inhibit actions that would result in a change in control of Lamar Advertising. Some of these actions would otherwise give the holders of the Class A common stock the opportunity to realize a premium over the then-prevailing market price of the stock.

         These provisions may also adversely affect the market price of the Class A common stock. For example, under Lamar Advertising's certificate of incorporation Lamar Advertising can issue "blank check" preferred stock with such designations, rights and preferences as Lamar Advertising's board of directors determines from time to time. If issued, this type of preferred stock could be used as a method of discouraging, delaying or preventing a change in control of Lamar Advertising. In addition, if Lamar Advertising issues preferred stock, it may adversely affect the voting and dividend rights, rights upon liquidation and other rights that holders of the common stock currently hold. Lamar Advertising does not currently intend to issue any shares of this type of preferred stock, but retains the right to do so in the future.

         Furthermore, Lamar Advertising is subject to Section 203 of the Delaware General Corporation Law, which may discourage takeover attempts.
Section 203 generally prohibits a publicly held Delaware corporation from engaging in a business combination with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder.

YOU MAY NOT RECEIVE ANY CASH DIVIDENDS ON YOUR CLASS A COMMON STOCK.

         Lamar Advertising has never paid cash dividends on its Class A common stock and does not plan to do so in the foreseeable future.

                                 USE OF PROCEEDS

         Except as otherwise provided in the applicable prospectus supplement, we intend to use the net proceeds from the sale of the securities offered by this prospectus for general corporate purposes, which may include the repayment, refinancing, redemption or repurchase of existing indebtedness or capital stock, working capital, capital expenditures, acquisitions of outdoor advertising assets and businesses and investments. Additional information on the use of net proceeds from the sale of securities offered by this prospectus may be set forth in the prospectus supplement relating to that offering.

        RATIO OF EARNINGS TO FIXED CHARGES AND PREFERRED STOCK DIVIDENDS

         The following table sets forth our ratio of earnings to combined fixed charges and preferred stock dividends on a historical basis for the periods indicated. For purposes of this calculation, "earnings" consist of income (loss) before income taxes and fixed charges. "Fixed charges" consist of interest, amortization of debt issuance costs, preferred stock dividends and the component of rental expense believed by management to be representative of the interest factor for those amounts.

                                                    YEAR ENDED                  YEAR ENDED                  SIX MONTHS
                                                    OCTOBER 31,                DECEMBER 31,               ENDED JUNE 30,
                                                -------------------   ------------------------------   -------------------
                                                  1995       1996       1997       1998       1999       1999       2000
                                                --------   --------   --------   --------   --------   --------   --------
Ratio of Earnings to Fixed Charges ..........       1.4x       1.8x       1.2x        .8x        .5x        .6x        .2x

Ratio of Earnings to Fixed Charges and
  Preferred Stock Dividends(1) ..............       1.4x       1.8x       1.2x        .8x        .5x        .6x        .2x

Coverage Deficiency (in thousands) ..........        n/a        n/a        n/a   $ 12,446   $ 54,496   $ 17,724   $ 69,257

----------

(1) In August 1996, the company issued 5,719.49 shares of Class A preferred stock, $638 par value per share. The Class A preferred stock is entitled to a cumulative annual preferential dividend of $63.80 per share. In July 1999, the Class A preferred stock was reclassified as "Series AA preferred stock" with identical rights and privileges, except that the Series AA preferred stock has voting rights. All 5,719.49 shares of Class A preferred stock were exchanged for an equal number of Series AA preferred stock, all of which were outstanding at June 30, 2000. Following the exchange, there were no shares of Class A preferred stock issued and outstanding.

                         DESCRIPTION OF DEBT SECURITIES

         We will issue the debt securities offered by this prospectus and any accompanying prospectus supplement under an indenture to be entered into by Lamar, the subsidiaries of Lamar, if any, that may guarantee the payment obligations of Lamar under any series of debt securities, which will be referred to herein as the guarantors, and a trustee to be identified in the applicable prospectus supplement, as trustee. The terms of the debt securities will include those stated in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the indenture. We have filed a copy of the proposed form of indenture as an exhibit to the registration statement in which this prospectus is included. Each indenture will be subject to and governed by the terms of the Trust Indenture Act of 1939.

         We may offer under this prospectus up to $750,000,000 aggregate principal amount of debt securities; or if debt securities are issued at a discount, or in a foreign currency, foreign currency units or composite currency, the principal amount as may be sold for an initial public offering price of up to $750,000,000. Unless otherwise specified in the applicable prospectus supplement, the debt securities will represent direct, unsecured obligations of Lamar and will rank equally with all of our other unsecured indebtedness.

         The following statements relating to the debt securities and the indenture are summaries and do not purport to be complete, and are subject in their entirety to the detailed provisions of the indenture.

GENERAL

         We may issue the debt securities in one or more series with the same or various maturities, at par, at a premium, or at a discount. We will describe the particular terms of each series of debt securities in a prospectus supplement relating to that series, which we will file with the SEC. To review the terms of a series of debt securities, you must refer to both the prospectus supplement for the particular series and to the description of debt securities in this prospectus.

         The prospectus supplement will set forth the following terms of the debt securities in respect of which this prospectus is delivered:

         (1)      the title;

         (2)      the aggregate principal amount;

         (3) the issue price or prices (expressed as a percentage of the aggregate principal amount thereof);

         (4)      any limit on the aggregate principal amount;

         (5)      the date or dates on which principal is payable;

         (6) the interest rate or rates (which may be fixed or variable) or, if applicable, the method used to determine the rate or rates;

         (7) the date or dates from which the interest, if any, will be payable and any regular record date for the interest payable;

         (8) the place or places where principal and, if applicable, premium and interest, is payable;

         (9) the terms and conditions upon which Lamar may, or the holders may require Lamar to, redeem or repurchase the debt securities;

         (10) the denominations in which the debt securities may be issuable, if other than denominations of $1,000 or any integral multiple thereof;

         (11) whether the debt securities are to be issuable in the form of certificated debt securities (as described below) or global debt securities (as described below);

         (12) the portion of principal amount that will be payable upon declaration of acceleration of the maturity date if other than the principal amount of the debt securities;

         (13)     the currency of denomination;

         (14) the designation of the currency, currencies or currency units in which payment of principal and, if applicable, premium and interest, will be made;

         (15) if payments of principal and, if applicable, premium or interest, on the debt securities are to be made in one or more currencies or currency units other than the currency of denomination, the manner in which the exchange rate with respect to these payments will be determined;

         (16) if amounts of principal and, if applicable, premium and interest may be determined (a) by reference to an index based on a currency or currencies other than the currency of denomination or designation or (b) by reference to a commodity, commodity index, stock exchange index or financial index, then the manner in which these amounts will be determined;

         (17) the provisions, if any, relating to any security provided for the debt securities;

         (18) any addition to or change in the covenants and/or the acceleration provisions described in this prospectus or in the indenture;

         (19) any events of default, if not otherwise described, begin under "Events of Default";

         (20) the terms and conditions for conversion into or exchange for shares of Class A common stock or preferred stock;

         (21) any other terms, which may modify or delete any provision of the indenture insofar as it applies to that series;

         (22) any depositaries, interest rate calculation agents, exchange rate calculation agents or other agents;

         (23) the terms and conditions, if any, upon which the debt securities and any guarantees thereof shall be subordinated in right of payment to other indebtedness of Lamar or any guarantor; and

         (24)     the form and terms of any guarantee.

         We may issue discount debt securities that provide for an amount less than the stated principal amount to be due and payable upon acceleration of the maturity of the debt securities in accordance to the terms of the indenture. We may also issue debt securities in bearer form, with or without coupons. If we issue discount securities or debt securities in bearer form, we will describe United States federal income tax considerations and other special considerations that apply to the debt securities in the applicable prospectus supplement.

         We may issue debt securities denominated in or payable in a foreign currency or currencies or a foreign currency unit or units. If we do so, we will describe the restrictions, elections, general tax considerations, specific terms and other information with respect to the issue of debt securities and the foreign currency or currencies or foreign currency unit or units in the applicable prospectus supplement.

EXCHANGE AND/OR CONVERSION RIGHTS

         If we issue debt securities that may be exchanged for or converted into shares of Class A common stock or preferred stock, we will describe the term of exchange or conversion in the prospectus supplement relating to those debt securities.

TRANSFER AND EXCHANGE

         We may issue debt securities that will be represented by either:

         (1) "book-entry securities," which means that there will be one or more global securities registered in the name of The Depository Trust Company, as depository, or a nominee of the depository; or

         (2) "certificated securities," which means that they will be represented by a certificate issued in definitive registered form.

         We will specify in the prospectus supplement applicable to a particular offering whether the debt securities offered will be book-entry or certificated securities. Except as set forth under "-- Global Debt Securities and Book Entry System" below, book-entry debt securities will not be issuable in certificated form.

CERTIFICATED DEBT SECURITIES

         If you hold certificated debt securities, you may transfer or exchange them at the trustee's office or at the paying agency in accordance with the terms of the indenture. You will not be charged a service charge for any transfer or exchange of certificated debt securities, but may be required to pay an amount sufficient to cover any tax or other governmental charge payable in connection with the transfer or exchange.

         You may effect the transfer of certificated debt securities and of the right to receive the principal of, premium, and/or interest, if any, on your certificated debt securities only by surrendering the certificate representing your certificated debt securities and having us or the trustee issue a new certificate to the new holder.

GLOBAL DEBT SECURITIES AND BOOK ENTRY SYSTEM

         The depository has indicated that it would follow the procedures described below to book-entry debt securities.

         Only participants that have accounts with the depository for the related global debt security or persons that hold interests through these participants may own beneficial interests in book-entry debt securities. Upon the issuance of a global debt security, the depository will credit, on its book-entry registration and transfer system, each participants' account with the principal amount of the book-entry debt securities represented by the global debt security that is beneficially owned by that participant. The accounts to be credited will be designated by any dealers, underwriters or agents participating in the distribution of the book-entry debt securities. Ownership of book-entry debt securities will be shown on, and the transfer of the ownership interests will be effected only through, records maintained by the depository for the related global debt security (with respect to interests of participants) and on the records of participants (with respect to interests of persons holding through participants). The laws of some states may require that certain purchasers of securities take physical delivery of the securities in definitive form. These laws may impair your ability to own, transfer or pledge beneficial interests in book-entry debt securities.

         So long as the depository for a global debt security, or its nominee, is the registered owner of the global debt security, the depository or its nominee will be considered the sole owner or holder of the book-entry debt securities represented by the global debt security for all purposes under the indenture. Except as described below, beneficial owners of book-entry debt securities will not be entitled to have these securities registered in their names, will not receive or be entitled to receive physical delivery of a certificate in definitive form representing these securities and will not be considered the owners or holders of these securities under the indenture. Accordingly, each person who beneficially owns book-entry debt securities and desires to exercise their rights as a holder under the indenture, must rely on the procedures of the depository for the related global debt security and, if this person is not a participant, on the procedures of the participant through which that person owns its interest, to exercise such rights.

         We understand, however, that under existing industry practice, the depository will authorize the persons on whose behalf it holds a global debt security to exercise certain rights of holders of debt securities. Lamar and its agents, and the guarantors, if any, the trustee, and any of their agents, will treat as the holder of a debt security the persons specified in a written statement of the depository with respect to that global debt security for purposes of obtaining any consents or directions required to be given by holders of the debt securities under the indenture.

         Payments of principal and, if applicable, premium and interest, on book-entry debt securities will be made to the depository or its nominee, as the case may be, as the registered holder of the related global debt security. Lamar and its agents, and the guarantors, if any, the trustee, and any of their agents will not have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the global debt security or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

         We expect that the depository, upon receipt of any payment of principal of, premium, if any, or interest, if any, on a global debt security, will immediately credit participants' accounts with payments in amounts proportionate to the amounts of book-entry debt securities held by each participant as shown on the records of the depository. We also expect that payments by participants to owners of beneficial interests in book-entry debt securities held through these participants will be governed by standing customer instructions and customary practices, as is now the case with the securities held for the accounts of customers in bearer form or registered in "street name." These payments will be the responsibility of the participants.

         If the depository is at any time unwilling or unable to continue as depository or ceases to be a clearing agency registered under the Securities Exchange Act of 1934, we will appoint a successor depository. If we do not appoint a successor depository registered as a clearing agency under the Securities Exchange Act of 1934 within 90 days, we will issue certificated debt securities in exchange for each global debt security. In addition, we may at any time and in our sole discretion determine not to have the book-entry debt securities of any series represented by one or more global debt securities. In that case, we will issue certificated debt securities in exchange for the global debt securities of that series. Global debt securities will also be exchangeable by the holders for certificated debt securities if an event of default with respect to the book-entry debt securities represented by that global debt securities has occurred and is continuing. Any certificated debt securities issued in exchange for a global debt security will be registered in the name or names that the depository instructs the trustee. We expect that these instructions will be based upon directions received by the depository from participants.

         We obtained the information in this section concerning the depository and the depository's book-entry system from sources we believe to be reliable, but we do not take any responsibility for the accuracy of this information.

NO PROTECTION IN THE EVENT OF CHANGE OF CONTROL

         The indenture does not have any covenants or other provisions providing for a put or increased interest or otherwise that would afford holders of debt securities additional protection in the event of a recapitalization transaction, a change of control of Lamar or a highly leveraged transaction. If we offer any covenants of this type or provisions with respect to any debt securities in the future, we will describe them in the applicable prospectus supplement.

COVENANTS

         Unless otherwise indicated in this prospectus or a prospectus supplement, the debt securities will not have the benefit of any covenants that limit or restrict our business or operations, the pledging of our assets or the incurrence by us of indebtedness. We will describe in the applicable prospectus supplement any material covenants of a series of debt securities.

         With respect to any series of senior subordinated debt securities, we will agree not to issue debt which is, expressly by its terms, subordinated in right of payment to any other debt of Lamar or Lamar Media, its wholly-owned direct subsidiary, and which is not ranked on a parity with, or subordinate and junior in right of payment to, the senior subordinated debt securities.

CONSOLIDATION, MERGER AND SALE OF ASSETS

         We have agreed in the indenture that we will not consolidate with or merge into any other person or convey, transfer, sell or lease our properties and assets substantially as an entirety to any person, unless:

         (1) the person formed by the consolidation or into or with which we are merged or the person to which our properties and assets are conveyed, transferred, sold or leased, is a corporation organized and existing under the laws of the United States, any State thereof or the District of Columbia and, if we are not the surviving person, the surviving person has expressly assumed all of our obligations, including the payment of the principal of and, premium, if any, and interest on the debt securities and the performance of the other covenants under the indenture; and

         (2) immediately after giving effect to the transaction, no event of default, and no event which, after notice or lapse of time or both, would become an event of default, has occurred and is continuing under the indenture.

EVENTS OF DEFAULT

         Unless otherwise specified in the applicable prospectus supplement, the following events will be events of default under the indenture with respect to debt securities of any series:

         (1) we fail to pay any principal of, or premium, if any, when it becomes due;

         (2) we fail to pay any interest within 30 days after it becomes due;

         (3) we fail to observe or perform any other covenant in the debt securities or the indenture for 45 days after written notice from the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of that series;

         (4) we are in default under one or more agreements, instruments, mortgages, bonds, debentures or other evidences of indebtedness under which we or any significant subsidiaries then has more than $10 million in outstanding indebtedness, individually or in the aggregate, and either (a) this indebtedness is already due and payable in full or (b) this default or defaults have resulted in the acceleration of the maturity of the indebtedness;

         (5) any final judgment or judgments that can no longer be appealed for the payment of more than $10 million in money (not covered by insurance) is rendered against us or any of our significant subsidiaries and has not been discharged for any period of 60 consecutive days during which a stay of enforcement is not in effect; and

         (6) certain events occur involving bankruptcy, insolvency or reorganization of Lamar or any of our significant subsidiaries.

         The trustee may withhold notice to the holders of the debt securities of any series of any default, except in payment of principal or premium, if any, or interest on the debt securities of that series, if the trustee considers it to be in the best interest of the holders of the debt securities of that series to do so.

         If an event of default (other than an event of default resulting from certain events of bankruptcy, insolvency or reorganization) occurs, and is continuing, then the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of any series may accelerate the maturity of the debt securities.

If this happens, the entire principal amount of all the outstanding debt securities of that series plus accrued interest to the date of acceleration will be immediately due and payable. At any time after an acceleration, but before a judgment or decree based on the acceleration is obtained by the trustee, the holders of a majority in aggregate principal amount of outstanding debt securities of that series may rescind and annul the acceleration if (1) all events of default (other than nonpayment of accelerated principal, premium or interest) have been cured or waived, (2) all overdue interest and overdue principal has been paid and (3) the rescission would not conflict with any judgment or decree. In addition, if acceleration occurs at any time when our senior credit facility is in full force and effect, the debt securities of that series shall not become payable until the earlier to occur of (1) five business days following the delivery of a written notice of the acceleration of the debt securities of defaulting series to the agent under our senior credit facility and (2) the acceleration of any indebtedness under our senior credit facility.

         If an event of default resulting from certain events of bankruptcy, insolvency or reorganization occurs, the principal, premium and interest amount with respect to all of the debt securities of any series shall be due and payable immediately without any declaration or other act on the part of the trustee or the holders of the debt securities of that series.

         The holders of a majority in principal amount of the outstanding debt securities of a series shall have the right to waive any existing default or compliance with any provision of the indenture or the debt securities of that series and to direct the time, method and place of conducting any proceeding for any remedy available to the trustee, subject to certain limitations specified in the indenture.

         No holder of any debt security of a series will have any right to institute any proceeding with respect to the indenture or for any remedy under the indenture, unless:

         (1) the holder gives to the trustee written notice of a continuing event of default;

         (2) the holders of at least 25% in aggregate principal amount of the outstanding debt securities of that series make a written request and offer reasonable indemnity to the trustee to institute proceeding as a trustee;

         (3) the trustee fails to institute proceeding within 60 days of the request; and

         (4) the holders of a majority in aggregate principal amount of the outstanding debt securities of that series do not give the trustee a direction inconsistent with their request during the 60-day period.

         However, these limitations do not apply to a suit instituted for payment on debt securities of any series on or after the due dates expressed in the debt securities.

MODIFICATION AND WAIVER

         From time to time, we and the trustee may, without the consent of holders of the debt securities of one or more series, amend the indenture or the debt securities of one or more series, or supplement the indenture, for certain specified purposes, including:

         (1) to provide that the surviving entity following a change of control of Lamar permitted under the indenture shall assume all of our obligations under the indenture and debt securities;

         (2) to provide for uncertificated debt securities in addition to certificated debt securities;

         (3) to comply with any requirements of the SEC under the Trust Indenture Act of 1939;

         (4) to cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the rights of any holder;

         (5)      to issue and establish the form and terms and conditions; and

         (6) to appoint a successor trustee under the indenture with respect to one or more series.

         From time to time we and the trustee may, with the consent of holders of at least a majority in principal amount of the outstanding debt securities, amend or supplement the indenture or the debt securities, or waive compliance in a particular instance by us with any provision of the indenture or the debt securities; but without the consent of each holder affected by the action, we may not modify or supplement the indenture or the debt securities or waive compliance with any provision of the indenture or the debt securities in order to:

         (1) reduce the amount of debt securities whose holders must consent to an amendment, supplement, or waiver to the indenture or the debt security;

         (2)      reduce the rate of or change the time for payment of interest;

         (3) reduce the principal of or premium on or change the stated maturity;

         (4) make any debt security payable in money other than that stated in the debt security;

         (5) change the amount or time of any payment required or reduce the premium payable upon any redemption, or change the time before which no redemption of this type may be made;

         (6) waive a default on the payment of the principal of, interest on, or redemption payment;

         (7) take any other action otherwise prohibited by the indenture to be taken without the consent of each holder by affected that action.

DEFEASANCE AND DISCHARGE OF DEBT SECURITIES AND CERTAIN COVENANTS IN CERTAIN CIRCUMSTANCES

         The indenture permits us, at any time, to elect to discharge our obligations with respect to one or more series of debt securities by following certain procedures described in the indenture. These procedures will allow us either:

         (1) to defease and be discharged from any and all of our obligations with respect to any debt securities except for the following obligations (which discharge is referred to as "legal defeasance"):

                  (a) to register the transfer or exchange of the debt securities;

                  (b) to replace temporary or mutilated, destroyed, lost or stolen debt securities;

                  (c)      to compensate and indemnify the trustee; or

                  (d) to maintain an office or agency in respect of the debt securities and to hold monies for payment in trust; or

         (2) to be released from our obligations with respect to the debt securities under certain covenants contained in the indenture, as well as any additional covenants which may be contained in the applicable prospectus supplement (which release is referred to as "covenant defeasance").

         In order to exercise either defeasance option, we must deposit with the trustee or other qualifying trustee, in trust for this purpose:

         (1)      money;

         (2) U.S. Government Obligations (as described below) or Foreign Government Obligations (as described below) which through the scheduled payment of principal and interest in accordance with their terms will provide money; or

         (3) a combination of money and/or U.S. Government Obligations and/or Foreign Government Obligations sufficient in the written opinion of a nationally-recognized firm of independent accountants to provide money;

which in each case specified in clauses (1) through (3) above, provides a sufficient amount to pay the principal of, premium, if any, and interest, if any, on the debt securities of a series, on the scheduled due dates or on a selected date of redemption in accordance with the terms of the indenture.

         In addition, defeasance may be effected only if, among other things:

         (1) in the case of either legal or covenant defeasance, we deliver to the trustee an opinion of counsel, as specified in the indenture, stating that as a result of the defeasance neither the trust nor the trustee will be required to register as an investment company under the Investment Company Act of 1940;

         (2) in the case of legal defeasance, we deliver to the trustee an opinion of counsel stating that we have received from, or there has been published by, the Internal Revenue Service a ruling to the effect that, or there has been a change in any applicable federal income tax law with the effect that, and the opinion shall confirm that, the holders of outstanding debt securities will not recognize income, gain or loss for United States federal income tax purposes solely as a result of the legal defeasance and will be subject to United States federal income tax on the same amounts, in the same manner, including as a result of prepayment, and at the same times as would have been the case if a defeasance had not occurred;

         (3) in the case of covenant defeasance, we deliver to the trustee an opinion of counsel to the effect that the holders of the outstanding debt securities will not recognize income, gain or loss for United States federal income tax purposes as a result of the covenant defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if a covenant defeasance had not occurred; and

         (4) certain other conditions described in the indenture are satisfied.

         If we fail to comply with our remaining obligations under the indenture and applicable supplemental indenture after a covenant defeasance of the indenture and applicable supplemental indenture, and the debt securities are declared due and payable because of the occurrence of any undefeased event of default, the amount of money and/or U.S. Government Obligations and/or Foreign Government Obligations on deposit with the trustee could be insufficient to pay amounts due under the debt securities of that series at the time of acceleration. We will, however, remain liable in respect of these payments.

         The term "U.S. Government Obligations" as used in the above discussion means securities which are direct obligations of or non-callable obligations guaranteed by the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

         The term "Foreign Government Obligations" as used in the above discussion means, with respect to debt securities of any series that are denominated in a currency other than U.S. dollars (1) direct obligations of the government that issued or caused to be issued the currency for the payment of which obligations its full faith and credit is pledged or (2) obligations of a person controlled or supervised by or acting as an agent or instrumentality of that government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by that government, which in either case under clauses (1) or (2), are not callable or redeemable at the option of the issuer.

GUARANTEES

         One or more guarantors may guarantee our payment obligation under any series of debt securities. The terms of these guarantees, if any, will be set forth in the applicable prospectus supplement.

REGARDING THE TRUSTEE

         We will identify the trustee with respect to any series of debt securities in the prospectus supplement relating to the debt securities. You should note that if the trustee becomes a creditor of Lamar, the indenture and the Trust Indenture Act of 1939 limit the rights of the trustee to obtain payment of claims in certain cases, or to realize on certain property received in respect of certain claims, as security or otherwise. The trustee and its affiliates may engage in, and will be permitted to continue to engage in, other transactions with us and our affiliates. If, however, the trustee, acquires any "conflicting interest" within the meaning of the Trust Indenture Act of 1939, it must eliminate the conflict or resign.

         The holders of a majority in principal amount of the then outstanding debt securities of any series may direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee. If an event of default occurs and is continuing, the trustee, in the exercise of its rights and powers, must use the degree of care and skill of a prudent person in the conduct of his or her own affairs. Subject to this provision, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any of the holders of the debt securities, unless they have offered to the trustee reasonable indemnity or security.

                         DESCRIPTION OF PREFERRED STOCK

         We currently have authorized 1,000,000 shares of undesignated preferred stock, 5,719.49 of which are issued and outstanding as Series AA Preferred Stock as of the date of this prospectus. Under Delaware law and our certificate of incorporation, we may issue additional shares of undesignated preferred stock from time to time, in one or more classes or series, as authorized by the board of directors, generally without the approval of the stockholders.

         Subject to limitations prescribed by Delaware law and our certificate of incorporation and by-laws, the board of directors can fix the number of shares constituting each class or series of preferred stock and the designations, powers, preferences and other rights of that series as well as the qualifications, limitations or restrictions on those powers, preferences and rights. These may include provisions concerning voting, redemption, dividends, dissolution or the distribution of assets, conversion or exchange, and any other subjects or matters the board of directors or duly authorized committee may fix by resolution.

         The board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of discouraging a takeover or other transaction which holders of some, or a majority, of the shares might believe to be in their best interests or in which holders of some, or a majority, of the shares might receive a premium for their shares over the then-market price of the shares.

         If we offer a specific class or series of preferred stock under this prospectus, we will describe the terms of the preferred stock in the prospectus supplement for the offering and will file a copy of the certificate of designation establishing these terms with the SEC. This description will include:

         (1)      the title and stated value;

         (2) the number of shares offered, the liquidation preference per share and the purchase price;

         (3) the dividend rate(s), period(s) and/or payment date(s), or method(s) of calculation for these dividends;

         (4) whether dividends will be cumulative or non-cumulative and, if cumulative, the date from which dividends will accumulate;

         (5)      the procedures for any auction and remarketing, if any;

         (6)      the provisions for a sinking fund, if any;

         (7)      the provisions for redemption, if applicable;

         (8) any listing of the preferred stock on any securities exchange or market;

         (9) whether the preferred stock will be convertible into our Class A common stock, and, if applicable, the conversion price (or how it will be calculated) and conversion period;

         (10) whether the preferred stock will be exchangeable into debt securities, and, if applicable, the exchange price (or how it will be calculated) and exchange period;

         (11)     voting rights, if any, of the preferred stock;

         (12) whether interests in the preferred stock will be represented by depositary shares;

         (13) a discussion of any material and/or special United States federal income tax considerations applicable to the preferred stock;

         (14) the relative ranking and preferences of the preferred stock as to dividend rights and rights upon liquidation, dissolution or winding up of the affairs of Lamar;

         (15) any limitations on issuance of any class or series of preferred stock ranking senior to or on a parity with the series of preferred stock as to dividend rights and rights upon liquidation, dissolution or winding up of Lamar; and

         (16) any other specific terms, preferences, rights, limitations or restrictions of the preferred stock.

         The preferred stock offered by this prospectus will, when issued, be fully paid and nonassessable and will not have, or be subject to, any preemptive or similar rights.

         Unless we specify otherwise in the applicable prospectus supplement, the preferred stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of Lamar, rank as follows:

         (1) senior to all classes or series of our Class A common stock, and to all equity securities issued by us the terms of which specifically provide that the equity securities rank junior to the preferred stock with respect to these rights;

         (2) on a parity with all equity securities issued by us that do not rank senior or junior to the preferred stock with respect to these rights; and

         (3) junior to all equity securities issued by us the terms of which do not specifically provide that they rank on a parity with or junior to the preferred stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of Lamar (including any entity with which we may be merged or consolidated or to which all or substantially all of our assets may be transferred or which transfers all or substantially all of our assets).

As used for these purposes, the term "equity securities" does not include convertible debt securities.

                    DESCRIPTION OF LAMAR CLASS A COMMON STOCK

GENERAL

         Lamar's authorized common stock consists of 175,000,000 shares of Class A common stock and 37,500,000 shares of Class B Common Stock. At October 17, 2000, there were 75,392,608 shares of Class A common stock and 17,000,000 shares of Class B common stock issued and outstanding.

VOTING RIGHTS; CONVERSION OF CLASS B COMMON STOCK

         The Class A common stock and Class B common stock have the same rights and powers, except that a share of Class A common stock entitles the holder to one vote and a share of Class B common stock entitles the holder to ten votes. Except as required by Delaware law, the holders of Class A common stock and Class B common stock vote together as a single class. Each share of Class B common stock is convertible at the option of its holder into one share of Class A common stock at any time. In addition, each share of Class B common stock converts automatically into one share of Class A common stock upon the sale or other transfer of a share of Class B common stock to a person who, or entity which, is not a Permitted Transferee. "Permitted Transferees" include (1) Kevin
P. Reilly, Sr.; (2) a descendant of Kevin P. Reilly, Sr.; (3) a spouse or surviving spouse (even if remarried) of any individual named or described in (1) or (2) above; (4) any estate, trust, guardianship, custodianship, curatorship or other fiduciary arrangement for the primary benefit of any one or more of the individuals named or described in (1), (2) and (3) above; and (5) any corporation, partnership, limited liability company or other business organization controlled by and substantially all of the interests in which are owned, directly or indirectly, by any one or more of the individuals and entities named or described in (1), (2), (3) and (4) above.

         Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of any class of common stock is required to approve any amendment to the certificate of incorporation that would increase or decrease the par value of that class, or modify or change the powers, preferences or special rights of the shares of any class so as to affect that class adversely. Our certificate of incorporation, however, allows for amendments to increase or decrease the number of authorized shares of Class A common stock or Class B common stock without a separate vote of either class.

DIVIDENDS; LIQUIDATION RIGHTS

         All of the outstanding shares of common stock are fully paid and nonassessable. In the event of the liquidation or dissolution of Lamar, following any required distribution to the holders of outstanding shares of preferred stock, the holders of common stock are entitled to share pro rata in any balance of the corporate assets available for distribution to them. We may pay dividends if, when and as declared by the board of directors from funds legally available therefor, subject to the restrictions set forth in our existing indentures and our senior credit facility. Subject to the preferential rights of the holders of any class of preferred stock, holders of shares of common stock are entitled to receive dividends as may be declared by the board of directors out of funds legally available for that purpose. No dividend may be declared or paid in cash or property on any share of either class of common stock unless simultaneously the same dividend is declared or paid on each share of the other class of common stock, provided that, in the event of stock dividends, holders of a specific class of common stock shall be entitled to receive only additional shares of that class.

OTHER PROVISIONS

         The common stock is redeemable in the manner and on the conditions permitted under Delaware law and as may be authorized by the board of directors. Holders of common stock have no preemptive rights.

TRANSFER AGENT

         American Stock Transfer and Trust Company serves as the transfer agent and registrar for the Class A common stock.

                             DESCRIPTION OF WARRANTS

GENERAL

         We may issue warrants to purchase debt securities (which we refer to as debt warrants), preferred stock (which we refer to as preferred stock warrants) or Class A common stock (which we refer to as Class A common stock warrants). Any of these warrants may be issued independently or together with any other securities offered by this prospectus and may be attached to or separate from the other securities. If warrants are issued, they will be issued under warrant agreements to be entered into between us and a bank or trust company, as warrant agent, all of which will be described in the prospectus supplement relating to the warrants being offered.

DEBT WARRANTS

         We will describe the terms of debt warrants offered the applicable prospectus supplement, the warrant agreement relating to the debt warrants and the debt warrant certificates representing the debt warrants, including the following:

         (1)      the title;

         (2)      the aggregate number offered;

         (3)      their issue price or prices;

         (4) the designation, aggregate principal amount and terms of the debt securities purchasable upon exercise, and the procedures and conditions relating to exercise;

         (5) the designation and terms of any related debt securities and the number of debt warrants issued with each security;

         (6) the date, if any, on and after which the debt warrants and the related debt securities will be separately transferable;

         (7) the principal amount of debt securities purchasable upon exercise, and the price at which that principal amount of debt securities may be purchased upon exercise;

         (8) the commencement and expiration dates of the right to exercise;

         (9) the maximum or minimum number which may be exercised at any time;

         (10) a discussion of the material United States federal income tax considerations applicable to exercise; and

         (11) any other terms, procedures and limitations relating to exercise.

         Debt warrant certificates will be exchangeable for new debt warrant certificates of different denominations, and debt warrants may be exercised at the corporate trust office of the warrant agent or any other office indicated in the applicable prospectus supplement. Before exercising their debt warrants, holders will not have any of the rights of holders of the securities purchasable upon exercise and will not be entitled to payments of principal of, or premium, if any, or interest, if any, on the securities purchasable upon exercise.

OTHER WARRANTS

         The applicable prospectus supplement will describe the following terms of preferred stock warrants or class a common stock warrants offered under this prospectus:

         (1)      the title;

         (2)      the securities issuable upon exercise;

         (3)      the issue price or prices;

         (4) the number of warrants issued with each share of preferred stock or Class A common stock;

         (5) any provisions for adjustment of (a) the number or amount of shares of preferred stock or Class A common stock receivable upon exercise of the warrants or (b) the exercise price;

         (6) if applicable, the date on and after which the warrants and the related preferred stock or Class A common stock will be separately transferable;

         (7) if applicable, a discussion of the material United States federal income tax considerations applicable to the exercise of the warrants;

         (8) any other terms, including terms, procedures and limitations relating to exchange and exercise;

         (9) the commencement and expiration dates of the right to exercise; and

         (10) the maximum or minimum number that may be exercised at any time.

EXERCISE OF WARRANTS

         Each warrant will entitle the holder to purchase for cash the principal amount of debt securities or shares of preferred stock or Class A common stock at the applicable exercise price set forth in, or determined as described in, the applicable prospectus supplement. Warrants may be exercised at any time up to the close of business on the expiration date set forth in the applicable prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

         Warrants may be exercised by delivering to the corporation trust office of the warrant agent or any other officer indicated in the applicable prospectus supplement (a) the warrant certificate properly completed and duly executed and
(b) payment of the amount due upon exercise. As soon as practicable following exercise, we will forward the debt securities or shares of preferred stock or Class A common stock purchasable upon exercise. If less than all of the warrants represented by a warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants.

                              PLAN OF DISTRIBUTION

         We may sell the securities being offered by us in this prospectus:

         (1)      directly to purchasers;

         (2)      through agents;

         (3)      through dealers;

         (4)      through underwriters; or

         (5)      through a combination of any of these methods of sale.

         We and our agents and underwriters may sell the securities being offered by us in this prospectus from time to time in one or more transactions:

         (1)      at a fixed price or prices, which may be changed;

         (2)      at market prices prevailing at the time of sale;

         (3)      at prices related to the prevailing market prices; or

         (4)      at negotiated prices.

         We may solicit directly offers to purchase securities. We may also designate agents from time to time to solicit offers to purchase securities. Any agent, who may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933, may then resell the securities to the public at varying prices to be determined by that agent at the time of resale.

         If we use underwriters to sell securities, we will enter into an underwriting agreement with them at the time of the sale to them. We have filed a copy of the proposed form of underwriting agreement as an exhibit to the registration statement in which this prospectus is included. The names of the underwriters will be set forth in the prospectus supplement that will be used by them together with this prospectus to make resales of the securities to the public. In connection with the sale of the securities offered, these underwriters may be deemed to have received compensation from us in the form of underwriting discounts or commissions. Underwriters may also receive commissions from purchasers of the securities.

         Underwriters may also use dealers to sell securities. If this happens, these dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents.

         Any underwriting compensation paid by us to underwriters in connection with the offering of the securities offered in this prospectus, and any discounts, concessions or commissions allowed by underwriters to participating dealers, will be set forth in the applicable prospectus supplement.

         Underwriters, dealers, agents and other persons may be entitled, under agreements that may be entered into with us, to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933, or to contribution with respect to payments that they may be required to make in respect of these liabilities. Underwriters and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

         If so indicated in the applicable prospectus supplement, we will authorize underwriters, dealers, or other persons to solicit offers by certain institutions to purchase the securities offered by us under this prospectus pursuant to contracts providing for payment and delivery on a future date or dates. The obligations of any purchaser under any these contracts will be subject only to those conditions described in the applicable prospectus supplement, and the prospectus supplement will set forth the price to be paid for securities pursuant to these contracts and the commissions payable for solicitation of these contracts.

         Any underwriter may engage in over-allotment, stabilizing and syndicate short covering transactions and penalty bids in accordance with Regulation M of the Securities Exchange Act of 1934. Over-allotment involves sales in excess of the offering size, which creates a short position. Stabilizing transactions involve bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. Syndicate short covering transactions involve purchases of securities in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the underwriters to reclaim selling concessions from dealers when the securities originally sold by the dealers are purchased in covering transactions to cover syndicate short positions. These transactions may cause the price of the securities sold in an offering to be higher than it would otherwise be. These transactions, if commenced, may be discontinued by the underwriters at any time.

         Each series of securities offered under this prospectus will be a new issue with no established trading market, other than the Class A common stock, which is listed on the Nasdaq National Market. Any shares of common stock sold pursuant to a prospectus supplement will be listed on the Nasdaq National Market, subject to official notice of issuance. Any underwriters to whom we sell securities for public offering and sale may make a market in the securities, but these underwriters will not be obligated to do so and may discontinue any market making at any time without notice. We may elect to list any of the securities we may offer from time to time for trading on an exchange or on the Nasdaq National Market, but we are not obligated to do so.

         The anticipated date of delivery of the securities offered hereby will be set forth in the applicable prospectus supplement relating to each offering.

                                  LEGAL MATTERS

         Palmer & Dodge LLP, Boston, Massachusetts, counsel to Lamar, will give Lamar an opinion on the validity of the securities offered by this prospectus and any accompanying prospectus supplement.

                                     EXPERTS

         The consolidated financial statements of Lamar Advertising Company and subsidiaries as of December 31, 1999 and 1998 and for each of the years in the three-year period ended December 31, 1999, incorporated by reference into this prospectus and registration statement have been incorporated by reference herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing. The report of KPMG LLP covering the December 31, 1999 financial statements refers to a change in the method of accounting for costs of start-up activities.

         The consolidated financial statements of Advantage Outdoor Company, LP and subsidiaries as of and for the year ended December 31, 1999, incorporated by reference into this prospectus and registration statement have been incorporated by reference herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

         The consolidated balance sheet of Chancellor Outdoor Media Corporation as of December 31, 1998 and consolidated statements of operations, equity and cash flows for the period from July 22, 1998 to December 31, 1998, the statements of income, divisional equity and cash flows of The Outdoor Division of Whiteco Industries, Inc. for the eleven months ended November 30, 1998, the statements of operations, partners' capital and cash flows of Martin Media, L.P. for the seven months ended July 31, 1998, and the statements of operations, retained earnings and cash flows of Martin & MacFarlane, Inc. for the seven months ended July 31, 1998, incorporated in this registration statement by reference to the Current Report on Form 8-K of Lamar Advertising Company dated July 6, 1999 have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

         The financial statements of the Outdoor Advertising Division of Whiteco Industries, Inc., incorporated by reference in this prospectus have been audited by BDO Seidman, LLP, independent certified public accountants, to the extent and for the periods set forth in their report incorporated herein by reference, and are incorporated herein in reliance upon such report given the authority of said firm as experts in auditing and accounting.

         The balance sheets of Martin Media as of December 31, 1997 and 1996 and the related statements of operations, partners' capital (deficit) and cash flows for each of the years ended December 31, 1997, 1996, and 1995 and the balance sheets of Martin & MacFarlane, Inc. as of December 31, 1997 and 1996 and the related statements of income, retained earnings and cash flows for each of the years ended December 31, 1997 and 1996 and the six-month period ended December 31, 1995, all of which have been incorporated by reference in this prospectus and in the registration statement, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

         The balance sheet of Martin & MacFarlane, Inc. as of June 30, 1995 and the related statements of income, retained earnings and cash flows of Martin & MacFarlane, Inc. for the year ended June 30, 1995, all of which have been incorporated by reference in this prospectus and in the registration statement have been incorporated by reference herein and in the registration statement in reliance upon the report of Barbich Longcrier Hooper & King, Accounting Corporation, independent certified public accountants, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following is an estimate of the fees and expenses, other than underwriting discounts and commissions, payable or reimbursable by Lamar in connection with the issuance and distribution of the offered securities offered by this prospectus.


SEC registration fee                                                                     $141,900

Printing and engraving expenses                                                           300,000

Legal fees and expenses                                                                   200,000

Accounting fees and expenses                                                               50,000

Rating agency fees                                                                         50,000

Transfer agent fees and expenses                                                           15,000

Fees and expenses of the Trustee                                                           15,000

Miscellaneous                                                                              28,100

                     Total                                                               $800,000

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

           Section 145 of the Delaware General Corporation Law (the "DGCL") grants Lamar the power to indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of Lamar, or is or was serving at the request of Lamar as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Lamar, and with to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, provided, however, no indemnification shall be made in connection with any proceeding brought by or in the right of Lamar where the person involved is adjudged to be liable to Lamar except to the extent approved by a court.

         Lamar's By-laws provide that any person who is made a party to any action or proceeding because such person is or was a director or officer of Lamar will be indemnified and held harmless against all claims, liabilities and expenses, including those expenses incurred in defending a claim and amounts paid or agreed to be paid in connection with reasonable settlements made before final adjudication with the approval of the Board of Directors, if such person has not acted, or in the judgment or the shareholders or directors of Lamar has not acted, with willful or intentional misconduct. The indemnification provided for in Lamar's By-laws is expressly not exclusive of any other rights to which those seeking indemnification may be entitled as a matter of law.

         Lamar's Certificate of Incorporation provides that directors of Lamar will not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, whether or not an individual continues to be a director at the time such liability is asserted, except for liability (i) for any breach of the director's duty of loyalty to Lamar or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, relating to prohibited dividends or distributions or the repurchase or redemption of stock, or (iv) for any transaction from which the director derives an improper personal benefit.

         The Company carries Directors' and Officers' insurance which covers its directors and officers against certain liabilities they may incur when acting in their capacity as directors or officers of the Company.

ITEM 16. EXHIBITS

         See Exhibit Index immediately following signature pages.

ITEM 17. UNDERTAKINGS

         (a) The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by Section
10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                           (iii) To include any material information with
respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (4) If the registrant is a foreign private issuer, to file a post-effective amendment to the registration statement to include any financial statements required by Rule 3-19 of this chapter at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Act or Rule 3-19 of this chapter if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section 15(d) of the Securities Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions referred to in Item 15 hereof, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (d) The undersigned registrant hereby undertakes to file an application determining the eligibility of the trustee to act under subsection (a) of
Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305 (b)(2) of the Act.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    LAMAR ADVERTISING COMPANY

                                    By: /s/ Kevin P. Reilly, Jr.
                                       -------------------------------------
                                       Kevin P. Reilly, Jr.
                                       President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Advertising Company, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith
A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                        Date
---------                                       -----                                        ----
/s/ Kevin P. Reilly, Jr.                        Director and Principal                       October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal
------------------------------------            Financial and Accounting Officer             October 19, 2000
Keith A. Istre

/s/ Charles W. Lamar                            Director                                     October 19, 2000
------------------------------------
Charles W. Lamar

/s/ Gerald H. Marchand                          Director                                     October 19, 2000
------------------------------------
Gerald H. Marchand
                                                Director                                     October 19, 2000
------------------------------------
Stephen Mumblow

/s/ T. Everett Stewart, Jr.                     Director                                     October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

/s/ Sean E. Reilly                              Director                                     October 19, 2000
------------------------------------
Sean E. Reilly
                                                Director                                     October 19, 2000
------------------------------------
Wendell Reilly

                                                Director                                     October 19, 2000
------------------------------------
John Maxwell Hamilton

                                                Director                                     October 19, 2000
------------------------------------
Thomas Reifenheiser

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                       LAMAR MEDIA CORP.


                                       By: /s/ Kevin P. Reilly, Jr.
                                           ----------------------------
                                           Kevin P. Reilly, Jr.
                                           President and Chief Executive Officer



                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Media Corp., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                        Date
---------                                       -----                                        ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                       October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal
------------------------------------            Financial and Accounting Officer             October 19, 2000
Keith A. Istre

/s/ Sean Reilly                                 Director                                     October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                     October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                     October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                      LAMAR AIR, LLC

                                      By: THE LAMAR COMPANY, L.L.C., its Manager

                                      By: LAMAR MEDIA CORP., its Manager


                                      /s/ Kevin P. Reilly, Jr.
                                      ------------------------------------------
                                      Kevin P. Reilly
                                      President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                           TLC PROPERTIES, L.L.C.

                                           By: TLC PROPERTIES, INC., its Manager


                                           /s/ Sean E. Reilly
                                           -------------------------------------
                                           Sean E. Reilly
                                           President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                          LAMAR TEXAS LIMITED PARTNERSHIP

                                          By: LAMAR TEXAS GENERAL PARTNER, INC.,
                                              its General Partner

                                          /s/ Kevin P. Reilly, Jr.
                                          --------------------------------------
                                          Kevin P. Reilly, Jr.
                                          President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                           LAMAR TENNESSEE, L.L.C.

                                           By: THE LAMAR COMPANY, L.L.C. its
                                               Managing Member

                                           By: LAMAR MEDIA CORP., its Manager


                                           /s/ Kevin P. Reilly, Jr.
                                           -------------------------------------
                                           Kevin P. Reilly, Jr.
                                           President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                       GEORGIA LOGOS, L.L.C.

                                       By: INTERSTATE LOGOS, INC., its Manager


                                       By: /s/ T. Everett Stewart, Jr
                                           ------------------------------------
                                           T. Everett Stewart, Jr.
                                           President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                     INTERSTATE LOGOS, INC.

                                     By: /s/ T. Everett Stewart, Jr.
                                         --------------------------------------
                                         T. Everett Stewart, Jr.
                                         President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Interstate Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ T. Everett Stewart, Jr.                     Director and Principal Executive                October 19, 2000
------------------------------------            Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Kevin P. Reilly, Jr.                        Director                                        October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                       FLORIDA LOGOS, INC.

                                       By: /s/ T. Everett Stewart, Jr.
                                           -------------------------------------
                                           T. Everett Stewart, Jr.
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Florida Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ T. Everett Stewart, Jr.                     Director and Principal Executive                October 19, 2000
------------------------------------            Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Kevin P. Reilly, Jr.                        Director                                        October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                      KANSAS LOGOS INC.

                                      By: /s/ T. Everett Stewart, Jr
                                          ------------------------------------
                                          T. Everett Stewart, Jr.
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Kansas Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ T. Everett Stewart, Jr.                     Director and Principal Executive                October 19, 2000
------------------------------------            Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Kevin P. Reilly, Jr.                        Director                                        October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                       KENTUCKY LOGOS, LLC

                                       By: INTERSTATE LOGOS, INC., its Manager


                                       By: /s/ T. Everett Stewart, Jr.
                                           -------------------------------------
                                           T. Everett Stewart, Jr.
                                           President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    MICHIGAN LOGOS, INC.

                                    By: /s/ T. Everett Stewart, Jr.
                                        -------------------------------------
                                        T. Everett Stewart, Jr.
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Michigan Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----
/s/ T. Everett Stewart, Jr.                     Director and Principal Executive                October 19, 2000
------------------------------------            Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Kevin P. Reilly, Jr.                        Director                                        October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                   MINNESOTA LOGOS, INC.

                                   By: /s/ T. Everett Stewart, Jr.
                                       -----------------------------------------
                                       T. Everett Stewart, Jr.
                                       President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Minnesota Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----
/s/ T. Everett Stewart, Jr.                     Director and Principal Executive                October 19, 2000
------------------------------------            Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Kevin P. Reilly, Jr.                        Director                                        October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                     MISSISSIPPI LOGOS L.L.C.

                                     By: INTERSTATE LOGOS, INC., its Manager


                                     By: /s/ T. Everett Stewart, Jr.
                                         -------------------------------------
                                         T. Everett Stewart, Jr.
                                         President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    MISSOURI LOGOS, LLC

                                    By: INTERSTATE LOGOS, INC., its Manager


                                    By: /s/ T. Everett Stewart, Jr.
                                        --------------------------------------
                                        T. Everett Stewart, Jr.
                                        President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                     NEBRASKA LOGOS, INC.


                                     By: /s/ T. Everett Stewart, Jr.
                                         -------------------------------------
                                         T. Everett Stewart, Jr.
                                         President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Nebraska Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----
/s/ T. Everett Stewart, Jr.                     Director and Principal Executive                October 19, 2000
------------------------------------            Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Kevin P. Reilly, Jr.                        Director                                        October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                     NEVADA LOGOS, INC.

                                     By: /s/ T. Everett Stewart, Jr.
                                         -------------------------------------
                                         T. Everett Stewart, Jr.
                                         President and Chief Executive Officer


                                POWER OF ATTORNEY

         We the undersigned officers and directors of Nevada Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----
/s/ T. Everett Stewart, Jr.                     Director and Principal Executive                October 19, 2000
------------------------------------            Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Kevin P. Reilly, Jr.                        Director                                        October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                     NEW JERSEY LOGOS L.L.C.

                                     By: INTERSTATE LOGOS, INC., its Manager


                                     By: /s/ T. Everett Stewart, Jr.
                                         -------------------------------------
                                         T. Everett Stewart, Jr.
                                         President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                     OHIO LOGOS, INC.


                                     By: /s/ T. Everett Stewart, Jr.
                                         -------------------------------------
                                         T. Everett Stewart, Jr.
                                         President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Ohio Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ T. Everett Stewart, Jr.                     Director and Principal Executive                October 19, 2000
------------------------------------            Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Kevin P. Reilly, Jr.                        Director                                        October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                     OKLAHOMA LOGOS, L.L.C.

                                     By: INTERSTATE LOGOS, INC., its Manager


                                     By: /s/ T. Everett Stewart, Jr.
                                         -------------------------------------
                                         T. Everett Stewart, Jr.
                                         President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                     SOUTH CAROLINA LOGOS, INC.


                                     By: /s/ T. Everett Stewart, Jr.
                                         -------------------------------------
                                         T. Everett Stewart, Jr.
                                         President and Chief Executive Officer



                                POWER OF ATTORNEY

         We, the undersigned officers and directors of South Carolina Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----
/s/ T. Everett Stewart, Jr.                     Director and Principal Executive                October 19, 2000
------------------------------------            Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Kevin P. Reilly, Jr.                        Director                                        October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                   TENNESSEE LOGOS, INC.



                                   By: /s/ T. Everett Stewart, Jr.
                                       --------------------------------------
                                        T. Everett Stewart, Jr.
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Tennessee Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ T. Everett Stewart, Jr.                     Director and Principal Executive                October 19, 2000
------------------------------------            Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Kevin P. Reilly, Jr.                        Director                                        October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                   TEXAS LOGOS, INC.

                                   By: /s/ T. Everett Stewart, Jr.
                                       --------------------------------------
                                        T. Everett Stewart, Jr.
                                        President and Chief Executive Officer



                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Texas Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ T. Everett Stewart, Jr.                     Director and Principal Executive                October 19, 2000
------------------------------------            Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Kevin P. Reilly, Jr.                        Director                                        October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                   UTAH LOGOS, INC.

                                   By: /s/ T. Everett Stewart, Jr.
                                       --------------------------------------
                                        T. Everett Stewart, Jr.
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Utah Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ T. Everett Stewart, Jr.                     Director and Principal Executive                October 19, 2000
------------------------------------            Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Kevin P. Reilly, Jr.                        Director                                        October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                   VIRGINIA LOGOS, INC.

                                   By: /s/ T. Everett Stewart, Jr.
                                       --------------------------------------
                                        T. Everett Stewart, Jr.
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Virginia Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ T. Everett Stewart, Jr.                     Director and Principal Executive                October 19, 2000
------------------------------------            Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Kevin P. Reilly, Jr.                        Director                                        October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    LAMAR ADVERTISING OF COLORADO SPRINGS, INC.

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer


                               POWER OF ATTORNEY

We, the undersigned officers and directors of Lamar Advertising of Colorado Springs, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    LAMAR ADVERTISING OF MICHIGAN, INC.

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer



                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Advertising of Michigan, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    LAMAR ADVERTISING OF PENN, L.L.C.

                                    By: THE LAMAR COMPANY, L.L.C., its Manager

                                    By: LAMAR MEDIA CORP., its Manager

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Advertising of Penn, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    LAMAR ADVERTISING OF YOUNGSTOWN, INC.

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Advertising of Youngstown, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    LAMAR PENSACOLA TRANSIT, INC.

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Pensacola Transit, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    LAMAR TEXAS GENERAL PARTNER, INC.

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Texas General Partner, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    LAMAR ELECTRICAL, INC.

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Electrical, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    TLC PROPERTIES, INC.

                                    By: /s/ Sean E. Reilly
                                        ----------------------------------------
                                        Sean E. Reilly
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of TLC Properties, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Sean E. Reilly                              Principal                                       October 19, 2000
------------------------------------            Executive Officer
Sean E. Reilly

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Kevin P. Reilly, Jr.                        Director                                        October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    TLC PROPERTIES II, INC.

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of TLC Properties II, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    CANADIAN TODS LIMITED

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Canadian TODS Limited, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    LAMAR ADVERTISING OF SOUTH DAKOTA, INC.

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Advertising of South Dakota, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    LAMAR OCI SOUTH CORPORATION

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar OCI South Corporation, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    LAMAR OCI NORTH CORPORATION

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar OCI North Corporation, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    LAMAR ADVERTISING OF WEST VIRGINIA, INC.

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Advertising of West Virginia, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    LAMAR ADVERTISING OF ASHLAND, INC.

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Advertising of Ashland, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    AMERICAN SIGNS, INC.

                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of American Signs, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre, and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    HARDIN DEVELOPMENT CORPORATION


                                    By: /s/ Kevin P. Reilly, Jr.
                                        ---------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Hardin Development Corporation, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    COLORADO LOGOS, INC.

                                    By: /s/ T. Everett Stewart
                                        ----------------------------------------
                                        T. Everett Stewart
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Colorado Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                        Date
---------                                       -----                                        ----

/s/ T. Everett Stewart, Jr.                     Director and Principal                       October 19, 2000
------------------------------------            Executive Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal
------------------------------------            Financial and Accounting Officer             October 19, 2000
Keith A. Istre

/s/ Sean Reilly                                 Director                                     October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                     October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ Kevin P. Reilly, Jr.                        Director                                     October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    NEW MEXICO LOGOS, INC.


                                    By: /s/ T. Everett Stewart
                                        ----------------------------------------
                                        T. Everett Stewart
                                        President and Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of New Mexico Logos, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                        Date
---------                                       -----                                        ----

/s/ T. Everett Stewart, Jr.                     Director and Principal                       October 19, 2000
------------------------------------            Executive Officer
T. Everett Stewart, Jr.

/s/ Keith A. Istre                              Director and Principal
------------------------------------            Financial and Accounting Officer             October 19, 2000
Keith A. Istre

/s/ Sean Reilly                                 Director                                     October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                     October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ Kevin P. Reilly, Jr.                        Director                                     October 19, 2000
------------------------------------
Kevin P. Reilly, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                    LAMAR ADVERTISING OF KENTUCKY, INC.


                                    By: /s/ Kevin P. Reilly, Jr.
                                        ----------------------------------------
                                        Kevin P. Reilly, Jr.
                                        President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Advertising of Kentucky, Inc. hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                       LAMAR ROBINSON, INC.



                                       By: /s/ Kevin P. Reilly, Jr.
                                           -------------------------------------
                                           Kevin P. Reilly, Jr.
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Robinson, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                       Title                                           Date
---------                                       -----                                           ----

/s/ Kevin P. Reilly, Jr.                        Director and Principal                          October 19, 2000
------------------------------------            Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                              Director and Principal                          October 19, 2000
------------------------------------            Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                                 Director                                        October 19, 2000
------------------------------------
Sean Reilly

/s/ Gerald H. Marchand                          Director                                        October 19, 2000
------------------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.                     Director                                        October 19, 2000
------------------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                      LAMAR MARTIN CORPORATION


                                      By: /s/ Kevin P. Reilly, Jr.
                                          --------------------------------------
                                          Kevin P. Reilly, Jr.
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Martin Corporation., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----

/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                      LAMAR MW SIGN CORPORATION


                                      By: /s/ Kevin P. Reilly, Jr.
                                          --------------------------------------
                                          Kevin P. Reilly, Jr.
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar MW Sign Corporation, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                      LAMAR NEVADA SIGN CORPORATION


                                      By: /s/ Kevin P. Reilly, Jr.
                                          --------------------------------------
                                          Kevin P. Reilly, Jr.
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Nevada Sign Corporation, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                     LAMAR OUTDOOR CORPORATION


                                     By: /s/ Kevin P. Reilly, Jr.
                                         ---------------------------------------
                                         Kevin P. Reilly, Jr.
                                         President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Outdoor Corporation., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                      LAMAR WHITECO OUTDOOR CORPORATION


                                      By: /s/ Kevin P. Reilly, Jr.
                                          --------------------------------------
                                          Kevin P. Reilly, Jr.
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Whiteco Outdoor Corporation, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                     DOWLING COMPANY, INCORPORATED


                                     By: /s/ Kevin P. Reilly, Jr.
                                         ---------------------------------------
                                         Kevin P. Reilly, Jr.
                                         President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Dowling Company, Incorporated, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                     LINDSAY OUTDOOR ADVERTISING INC.


                                     By: /s/ Kevin P. Reilly, Jr.
                                         ---------------------------------------
                                         Kevin P. Reilly, Jr.
                                         President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lindsay Outdoor Advertising, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                   PARSONS DEVELOPMENT COMPANY


                                   By: /s/ Kevin P. Reilly, Jr.
                                       -----------------------------------------
                                       Kevin P. Reilly, Jr.
                                       President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Parsons Development Company, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith
A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                      REVOLUTION OUTDOOR ADVERTISING, INC.


                                      By: /s/ Kevin P. Reilly, Jr.
                                          --------------------------------------
                                          Kevin P. Reilly, Jr.
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Revolution Outdoor Advertising, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                  SCENIC OUTDOOR MARKETING & CONSULTING, INC.


                                  By: /s/ Kevin P. Reilly, Jr.
                                      ------------------------------------------
                                      Kevin P. Reilly, Jr.
                                      President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Scenic Outdoor Marketing & Consulting, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                   LAMAR WEST, L.P.

                                   By: LAMAR MW SIGN CORP.
                                   its General Partner


                                   By: /s/ Kevin P. Reilly, Jr.
                                       -----------------------------------------
                                       Kevin P. Reilly, Jr.
                                       President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                   OUTDOOR PROMOTIONS WEST, LLC

                                   By:  TRIUMPH OUTDOOR HOLDINGS, LLC,
                                        its Manager

                                   By:  LAMAR OUTDOOR CORPORATION,
                                        its Manager


                                   By: /s/ Kevin P. Reilly, Jr.
                                       -----------------------------------------
                                       Kevin P. Reilly, Jr.
                                       President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                      TRANSIT AMERICA LAS VEGAS, L.L.C.

                                      By:  TRIUMPH OUTDOOR HOLDINGS, LLC,
                                           its Manager

                                      By:  LAMAR OUTDOOR CORPORATION,
                                           its Manager


                                      By: /s/ Kevin P. Reilly, Jr.
                                          --------------------------------------
                                          Kevin P. Reilly, Jr.
                                          President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                   TRIUMPH OUTDOOR LOUISIANA, LLC

                                   By:  TRIUMPH OUTDOOR HOLDINGS, LLC,
                                        its Manager

                                   By:  LAMAR OUTDOOR CORPORATION,
                                        its Manager


                                   By: /s/ Kevin P. Reilly, Jr.
                                       -----------------------------------------
                                       Kevin P. Reilly, Jr.
                                       President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                  TRIUMPH OUTDOOR RHODE ISLAND, LLC

                                  By:  TRIUMPH OUTDOOR HOLDINGS, LLC,
                                       its Manager

                                  By:  LAMAR OUTDOOR CORPORATION,
                                       its Manager


                                  By:  /s/ Kevin P. Reilly, Jr.
                                       -----------------------------------------
                                       Kevin P. Reilly, Jr.
                                       President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                      TRIUMPH OUTDOOR HOLDINGS, LLC

                                      By:  LAMAR OUTDOOR CORPORATION,
                                           its Manager


                                      By: /s/ Kevin. P. Reilly, Jr.
                                          --------------------------------------
                                          Kevin P. Reilly, Jr.
                                          President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 LAMAR FLORIDA, INC.


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Florida, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----

/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                      LAMAR ADVAN, INC.


                                      By: /s/ Kevin P. Reilly, Jr.
                                          --------------------------------------
                                          Kevin P. Reilly, Jr.
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Advan, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----

/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 LAMAR ADVERTISING OF IOWA, INC.


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Advertising of Iowa, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 OUTDOOR WEST, INC. OF TENNESSEE


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Outdoor West, Inc. of Tennessee, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 OUTDOOR WEST, INC. OF GEORGIA


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Outdoor West, Inc. of Georgia, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith
A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 LAMAR ADVERTISING OF TEXAS, INC.


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Advertising of Texas, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 LAMAR ADVANTAGE HOLDING COMPANY


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Advantage Holding Company, hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith
A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                LAMAR EMBER, INC.


                                By: /s/ Kevin P. Reilly, Jr.
                                    --------------------------------------------
                                    Kevin P. Reilly, Jr.
                                    President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Ember, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 LAMAR OKLAHOMA HOLDING COMPANY, INC.


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Oklahoma Holding Company, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 LAMAR ADVERTISING OF OKLAHOMA, INC.


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                               POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Advertising of Oklahoma, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 LAMAR BENCHES, INC.


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Benches, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                LAMAR I-40 WEST, INC.


                                By: /s/ Kevin P. Reilly, Jr.
                                    --------------------------------------------
                                    Kevin P. Reilly, Jr.
                                    President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar I-40 West, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 LAMAR AZTEC, INC.


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Aztec, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 LAMAR KYO, INC.


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar KYO, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 LAMAR OHIO OUTDOOR HOLDING CORP.


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Ohio Outdoor Holding Corp., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 STEWART ADVERTISING, INC.


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Stewart Advertising, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                     THE LAMAR COMPANY, L.L.C.

                                     By: THE LAMAR COMPANY,
                                         its Manager

                                     By: LAMAR MEDIA CORP.,
                                         its Manager


                                     /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                       LAMAR ADVERTISING OF LOUISIANA, L.L.C.

                                       By: THE LAMAR COMPANY,
                                           its Manager

                                       By: LAMAR MEDIA CORP.,
                                           its Manager


                                       /s/ Kevin P. Reilly, Jr.
                                       -----------------------------------------
                                       Kevin P. Reilly, Jr.
                                       President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                      LAMAR T.T.R., L.L.C.

                                      By: LAMAR ADVERTISING OF YOUNGSTOWN, INC.,
                                          its Sole and Managing Member


                                      /s/ Kevin P. Reilly, Jr.
                                      -------------------------------------
                                      Kevin P. Reilly, Jr.
                                      President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                      LAMAR ADVERTISING OF MACON, L.L.C.

                                      By: THE LAMAR COMPANY,
                                          its Manager

                                      By: LAMAR MEDIA CORP.,
                                          its Manager


                                      /s/ Kevin P. Reilly, Jr.
                                      -------------------------------------
                                      Kevin P. Reilly, Jr.
                                      President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                     LAMAR ADVANTAGE GP COMPANY, LLC

                                     By: LAMAR ADVERTISING OF TEXAS, INC.,
                                         its Sole and Managing Member


                                     /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                       LAMAR ADVANTAGE LP COMPANY, LLC

                                       By: LAMAR ADVERTISING OF TEXAS, INC.,
                                           its Sole and Managing Member


                                       /s/ Kevin P. Reilly, Jr.
                                       -------------------------------------
                                       Kevin P. Reilly, Jr.
                                       President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                       LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

                                       By: LAMAR ADVANTAGE GP COMPANY, LLC,
                                           its General Partner

                                       By: LAMAR ADVERTISING OF TEXAS, INC.,
                                           its Sole and Managing Member


                                       /s/ Kevin P. Reilly, Jr.
                                       -------------------------------------
                                       Kevin P. Reilly, Jr.
                                       President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                       DELAWARE LOGOS, L.L.C.

                                       By: INTERSTATE LOGOS, INC.,
                                           its Manager


                                       /s/ T. Everett Stewart, Jr.
                                       -------------------------------------
                                       T. Everett Stewart, Jr.
                                       President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                       INTERSTATE LOGOS, L.L.C.

                                       By: LAMAR MEDIA CORP.,
                                           its Sole and Managing Member


                                       /s/ Kevin P. Reilly, Jr.
                                       -------------------------------------
                                       Kevin P. Reilly, Jr.
                                       President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certified that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                       LC BILLBOARD, L.L.C.

                                       By: THE LAMAR COMPANY, L.L.C.,
                                           its Manager

                                       By: LAMAR MEDIA CORP.,
                                           its Manager

                                       /s/ Kevin P. Reilly, Jr.
                                       -------------------------------------
                                       Kevin P. Reilly, Jr.
                                       President and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 LAMAR SPRINGFIELD, INC.


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Springfield, Inc., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----

/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baton Rouge, State of Louisiana, on October 19, 2000.

                                 LAMAR WRIGHT POSTER CORP.


                                 By: /s/ Kevin P. Reilly, Jr.
                                     -------------------------------------------
                                     Kevin P. Reilly, Jr.
                                     President and Chief Executive Officer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Lamar Wright Poster Corp., hereby severally constitute and appoint Kevin P. Reilly, Jr. and Keith A. Istre and each of them singly, our true and lawful attorneys, with full power to them in any and all capacitates, to sign any amendments to this Registration Statement on Form S-3 (including Pre- and Post-Effective Amendments), and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                  Date
---------                         -----                                  ----
/s/ Kevin P. Reilly, Jr.          Director and Principal                 October 19, 2000
---------------------------       Executive Officer
Kevin P. Reilly, Jr.

/s/ Keith A. Istre                Director and Principal                 October 19, 2000
---------------------------       Financial and Accounting Officer
Keith A. Istre

/s/ Sean Reilly                   Director                               October 19, 2000
---------------------------
Sean Reilly

/s/ Gerald H. Marchand            Director                               October 19, 2000
---------------------------
Gerald H. Marchand

/s/ T. Everett Stewart, Jr.       Director                               October 19, 2000
---------------------------
T. Everett Stewart, Jr.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 1.1              Form of Underwriting Agreement. Filed herewith.

 3.1              Amended and Restated Certificate of Incorporation of Lamar New
                  Holding Co., as amended. Previously filed as Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1999 (File No. 0-20833) and incorporated herein by reference.

 3.2 Certificate of Amendment to the Certificate of Incorporation of Lamar New Holding Co. (whereby the name of Lamar New
                  Holding Co. was changed to Lamar Advertising Company).
                  Previously filed as Exhibit 3.2 to the Company's Quarterly
                  Report on Form 10-Q for the period ended June 30, 1999 (File
                  No. 0-20833) and incorporated herein by reference.

 3.3 Certificate of Amendment to the Certificate of Incorporation of the Company. Previously filed as Exhibit 3.3 to the Company's Quarterly Report on Form 10-Q for the period ended
                  June 30, 2000 (File No. 0-30242) and incorporated herein by reference.

 3.4              By-Laws. Previously filed as Exhibit 3.3 to the Company's
                  Quarterly Report on Form 10-Q for the period ended June 30,
                  1999 and incorporated herein by reference.

 4.1              Form of Indenture. Filed herewith.

 4.2 Specimen certificate for shares of the Class A common stock of Lamar Advertising Company. Previously filed as Exhibit 4.1 to
                  Lamar's Registration Statement on Form S-1 (File No.
                  333-05479), and incorporated herein by reference.

 4.3*             Certificate of Designation.

 4.4*             Form of Preferred Stock Certificate.

 4.5*             Form of Warrant Agreement.

 4.6*             Form of Warrant.

 5.1              Opinion of Palmer & Dodge LLP. Filed herewith.

 12.1             Lamar Advertising Company Computation of Ratio of Earnings to
                  Fixed Charges and Preferred Stock Dividends. Filed herewith.

 23.1 Consent of Palmer & Dodge LLP (included as part of their opinion listed as Exhibit 5.1). Filed herewith.

 23.2             Consent of KPMG LLP, independent auditors of Lamar Advertising
                  Company, Lamar Media Corp. and Advantage Outdoor Company, L.P.
                  Filed herewith.

 23.3 Consent of PricewaterhouseCoopers LLP, independent accountants of Chancellor Media Outdoor Corporation, The Outdoor Division of Whiteco Industries, Inc., Martin Media, L.P. and Martin &
                  MacFarlane, Inc. Filed herewith.

 23.4 Consent of BDO Seidman LLP, independent certified public accountants of The Outdoor Advertising Division of Whiteco
                  Industries, Inc. Filed herewith.

 23.5 Consent of Arthur Andersen LLP, independent public accountants of Martin Media (a California limited partnership) and Martin
                  & MacFarlane, Inc. Filed herewith.

 23.6             Consent of Barbich Longcrier Hooper & King, Accounting
                  Corporation, independent accountants of Martin & MacFarlane,
                  Inc. Filed herewith.

 24.1 Powers of Attorney (included on signature pages). Filed herewith.

 25.1 Statement of Eligibility of Trustee on Form T-1. To be filed separately pursuant to Section 305(b)(2) of the Trust
                  Indenture Act of 1939.


* To be filed by amendment or by a Current Report on Form 8-K pursuant to Item 601(b) of Regulation S-K